UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 19, 2013

SCBT Financial Corporation

(Exact Name of Registrant as Specified in Its Charter)

South Carolina	001-12669	57-0799315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Gervais Street, Columbia, South Carolina	29201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 277-2175

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events

On July 19, 2013, SCBT Financial Corporation, a South Carolina corporation (“SCBT”) entered into a memorandum of understanding (the “MOU”) with plaintiffs regarding the settlement of a putative class action lawsuit filed in the Supreme Court of the State of New York in the County of New York (the “Court”) in response to the announcement of the execution of an Agreement and Plan of Merger, dated as of February 19, 2013  (the “Merger Agreement”), by and between SCBT and First Financial Holdings, Inc., a Delaware corporation (“First Financial”).  Pursuant to, and subject to the terms and conditions of, the Merger Agreement, First Financial will merge with and into SCBT, with SCBT as the surviving entity following the merger (the “Merger”).

            As described in greater detail in the joint proxy statement/prospectus dated June 18, 2013 (the “Definitive Proxy”) forming a part of the registration statement on Form S-4, as amended, filed by SCBT with the SEC and declared effective by the SEC on June 13, 2013, on May 3, 2013, a purported shareholder of First Financial filed a lawsuit (the “Lawsuit”) in the Court, captioned Rational Strategies Fund v. Robert R. Hill Jr. et al., No. 651625/2013, naming SCBT and members of its board of directors as defendants (such members, the “Director Defendants”).  On July 18, 2013, the Court granted a temporary injunction enjoining SCBT from certifying the vote of its shareholders at its upcoming special meeting on July 24, 2013 to consider and vote upon the Merger, pending a hearing scheduled for the same date on the defendants’ motion to vacate that temporary injunction.  Under the terms of the MOU, the plaintiff has agreed to jointly request with SCBT that the temporary injunction be lifted so that the results of the special meeting may be certified without any delay or impediment.  The lifting of the temporary injunction prior to the special meeting is a condition to the effectiveness of the settlement.

            Under the terms of the MOU, SCBT, the Director Defendants and the plaintiffs have agreed to settle the Lawsuit and release the defendants from all claims made by the plaintiffs relating to the Merger, subject to approval by the Court.  If the Court approves the settlement contemplated by the MOU, the Lawsuit will be dismissed with prejudice.  Pursuant to the terms of the MOU, SCBT has agreed to make available additional information to SCBT shareholders.  The additional information is contained below in this Current Report on Form 8-K (the “Current Report”) and should be read in conjunction with the Definitive Proxy, which should be read in its entirety.  In return, the plaintiffs have agreed to the dismissal of the Lawsuit with prejudice and to withdraw all motions filed in connection with the Lawsuit.  The parties to the MOU have agreed that final resolution by the Court of any fee petition will not be a precondition to the dismissal of the Lawsuit.  There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the Court will approve the settlement, even if the parties were to enter into such stipulation.  In such event, the proposed settlement as contemplated by the MOU may be terminated.

            The settlement will not affect the consideration to be paid by SCBT to First Financial shareholders in connection with the Merger or the timing of the special meeting of SCBT shareholders, which is scheduled for July 24, 2013 in Columbia, South Carolina, to consider and vote upon a proposal to approve the Merger Agreement, among other things.

            SCBT and the Director Defendants deny each of the allegations in the Lawsuit and believe the prior disclosures in the Definitive Proxy are adequate under applicable law.  The Director Defendants have informed SCBT that they maintain that they have complied with their fiduciary duty and other applicable legal duties in all respects in connection with the Merger and any disclosure obligations in connection therewith.  SCBT and the Director Defendants have agreed to settle the Lawsuit in order to avoid costly litigation and reduce the risk of any delay to the completion of the Merger.  Nothing in this Current Report or any stipulation of settlement shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein or therein.

SUPPLEMENT TO THE DEFINITIVE PROXY

            The following information supplements the Definitive Proxy and should be read in conjunction with the Definitive Proxy, which should be read in its entirety.  All page references in the information below are to pages in the Definitive Proxy, and terms used below have the meanings set forth in the Definitive Proxy, unless otherwise defined below.  Without admitting in any way that the disclosures below are material or otherwise required by law, SCBT makes the following supplemental disclosures:

The following disclosure is inserted following the final sentence of the second full paragraph on page 19 of the Definitive Proxy:

Prior to entering into the merger agreement, SCBT estimated that its one-time, after tax expenses relating to the completion of the merger could be approximately $18 million; however, such an estimate is inherently uncertain and SCBT’s actual merger-related expenses may be higher or lower than such amount.

The following disclosure is inserted following the final sentence of the first full paragraph on page 48 of the Definitive Proxy:

Each of Keefe, Bruyette & Woods and Wachtell, Lipton was retained by SCBT management in light of such firm’s extensive prior relationship with the company, including representing SCBT in connection with strategic transactions of a type similar to the contemplated strategic business transaction with First Financial.  The retentions and engagement of each firm, including the compensation and other terms contained in the engagement letter between Keefe, Bruyette & Woods and SCBT, were subsequently ratified by the SCBT board of directors.

The following disclosure is inserted between the penultimate and final sentences of the second full paragraph on page 48 of the Definitive Proxy:

At the January 18, 2013 meeting, Mr. Hill and Mr. Horger further communicated their belief that any strategic business combination transaction between SCBT and First Financial would benefit from the continued leadership of certain First Financial officers and directors, and that accordingly Mr. Hill and Mr. Horger were hopeful that, subject to negotiating the full terms of any such transaction and the approval of such terms by both parties’ respective boards of directors, certain First Financial officers and directors would continue to serve the combined company following any such strategic transaction. In this regard, Mr. Hill and Mr. Horger proposed that, in connection with entering into a transaction and subject to approval of any such terms by the board of directors of each company, Ms. Bethea would serve as a member and the Vice Chairman of the Board of Directors of the combined company, that 4 additional current directors of First Financial would also join the Board of Directors of the combined company, as described under “Interests of First Financial’s Directors and Officers in the Merger—Boards of Directors of SCBT and SCBT Bank,” and that all other directors would serve on an advisory board and in connection therewith receive compensation and be bound by certain contractual restrictions, all as described under “Interests of First Financial’s Directors and Officers in the Merger—Advisory Board.”  Mr. Hill and Mr. Horger further indicated that the combined company would benefit from the continued service of Mr. Hall in an executive capacity, and proposed, subject to negotiating the full terms of any such agreement and approval by the board of directors of SCBT, a 5-year employment arrangement as described under “Interests of First Financial’s Directors and Officers in the Merger—Employment Agreements between SCBT and Certain Executive Officers of First Financial.”

The following disclosure is inserted before the final sentence on page 50 of the Definitive Proxy:

In connection with delivering its written fairness opinion to the SCBT Board of Directors on February 19, 2013, and consistent with the terms of their engagement KBW disclosed to SCBT that, as of February 15, 2013, due to its acting as market maker in the securities of each of SCBT and First Financial in the ordinary course of business, KBW had a net long position of 5,821 shares in SCBT and a net long position of 809 shares in First Financial.

The following disclosure is inserted at the end of the second bullet point on page 64 of the Definitive Proxy:

            As of February 18, 2013, the day before the final meeting of the SCBT board at which the merger agreement was approved, Sandler O'Neill, financial adviser to First Financial, estimated 22% cost savings resulting from the merger, which estimate differed from SCBT's stated requirement of achieving 30% cost savings and a corresponding tangible book value earn back range of 3-3.5 years.

The following disclosure is inserted before the bolded subheading, “Dissenter’s Rights in the Merger,” on page 79 of the Definitive Proxy:

Certain Information Regarding Mr. Hill’s and Mr. Pollok’s 2013 Executive Incentive Plan

            As disclosed in the proxy statement for the 2013 annual meeting of shareholders of SCBT, Mr. Hill, SCBT’s President and Chief Executive Officer, and Mr. Pollok, SCBT’s Chief Financial Officer, participate in the 2013 Executive Incentive Plan, which includes a cash-based component and an equity-based component.  The 2013 Executive Incentive Plan includes a formulaic financial goal based on non-acquired loan growth, which takes into account solely organic asset growth, rather than any asset growth that may be achieved due to acquisitions, such as the merger.

The following disclosure is inserted between the penultimate and final sentences of the paragraph spanning pages 83 and 84 of the Definitive Proxy:

            As disclosed in the proxy statement for the 2013 annual meeting of shareholders of SCBT, Mr. Horger is a partner at the law firm of Horger, Barnwell & Reid, LLP, which has from time to time (including in 2012) provided certain minor legal services to SCBT, for which SCBT has generally paid amounts not in excess of $30,000 annually.

Cautionary Statement Regarding Forward-Looking Statements

Statements included in this report which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934.   Forward looking statements generally include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions.   SCBT cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from forecasted results.  Such risks and uncertainties, include, among others, the following possibilities: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive merger agreement between SCBT and First Financial; (2) the outcome of any legal proceedings that may be instituted against SCBT or First Financial; (3) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to satisfy each transaction’s respective conditions to completion, including the receipt of regulatory approval; (4) credit risk associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed; (5) interest risk involving the effect of a change in interest rates on both the bank’s earnings and the market value of the portfolio equity; (6) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (7) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (8) transaction risk arising from problems with service or product delivery; (9) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (10) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (11) reputation risk that adversely affects earnings or capital arising from negative public opinion; (12) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (13) cybersecurity risk related to our dependence on internal computer systems and the technology of outside service providers, as well as the potential impacts of third-party security breaches, subjects the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (14) economic downturn risk resulting in deterioration in the credit markets; (15) greater than expected noninterest expenses; (16) excessive loan losses; (17) failure to realize synergies and other financial benefits from, and to limit liabilities associates with, mergers and acquisitions, including mergers with Peoples Bancorporation (“Peoples”), The Savannah Bancorp, Inc. (“Savannah”), and First Financial, within the expected time frame; (18) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the integration of Savannah and First Financial, including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters; (19) the risks of fluctuations in market prices for SCBT common stock that may or may not reflect economic condition or performance of SCBT; (20) the payment of dividends on SCBT common stock is subject to regulatory supervision as well as the discretion of the board of directors of SCBT; and (21) other factors, which could cause actual results to differ materially from future results expressed or implied by such forward looking statements.

Where You Can Find More Information

In connection with the Merger, SCBT filed a registration statement on Form S-4, as amended, with the SEC that was declared effective by the SEC on June 13, 2013.  The Definitive Proxy, which forms a part of the Form S-4, was mailed to SCBT shareholders and First Financial shareholders on or about June 19, 2013.  Each of SCBT and First Financial may file other relevant documents concerning the Merger.  SCBT shareholders and First Financial shareholders are advised to read the Definitive Proxy and any other relevant documents filed with the SEC in connection with the Merger or incorporated by reference in the Definitive Proxy when they become available because they will contain important information about First Financial, SCBT and the Merger.  Investors may obtain these documents free of charge at the SEC’s website (www.sec.gov).  The documents can also be obtained, without charge, by directing a written request to either SCBT Financial Corporation, Post Office Box 1030, Columbia, SC 29202, Attention: Richard C. Mathis, Executive Vice President and Treasurer, or First Financial Holdings, Inc., 2440 Mall Drive, Charleston, SC 29406  Attention: Blaise Bettendorf, Chief Financial Officer.

SCBT, First Financial and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of SCBT and First Financial in connection with the merger.  Information about the directors and executive officers of SCBT and First Financial and their ownership of First Financial common stock is set forth in SCBT’s and First Financial’s most recent proxy statements as filed with the SEC, which are available at the SEC’s Internet site (http://www.sec.gov) and at SCBT’s and First Financial’s addresses in the preceding paragraph. Additional information regarding the interests of such participants is included in the Definitive Proxy and the other relevant documents filed with the SEC.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                    SCBT FINANCIAL CORPORATION

                                                                                    By:      _/s/John C. Pollok_____________

                                                                                                John C. Pollok

Senior Executive Vice President,

Chief Financial Officer and

Chief Operating Officer

Dated: July 19, 2013